UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 23, 2005

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to the instructions of Item 2.03 of Form 8-K, Abbott Laboratories (“Abbott”) is filing this form to report the creation of the direct financial obligations described below.  The obligations described below are not “off-balance sheet arrangements.”

On November 23, 2005, eight of Abbott’s direct or indirect wholly-owned subsidiaries entered 30-month credit agreements with various lenders that, in the aggregate, permit borrowings of up to $1.9 billion (dollar equivalent).  Abbott has guaranteed the obligations of these subsidiaries under these agreements.

Borrowings under the credit agreements may be used for general corporate purposes, including repatriation of funds under the American Jobs Creation Act of 2004.  The credit agreements allow prepayment and contain other customary terms and conditions, including representations and warranties, affirmative and negative covenants, events of default, and restrictions on the borrowers, including limitations on mergers and consolidations and a prohibition on substantially changing the nature of any borrower’s business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: November 30, 2005	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer